UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2006

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Irvine, California		92612-1400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On February 27, 2006, Autobytel Inc. (the “Company”) delivered to Richard Post a letter (the “Extension Letter”) informing Mr. Post of the Company’s decision to extend the term of Mr. Post’s employment with the Company pursuant to Mr. Post’s April 27, 2005 Employment Agreement with the Company (the “Post Employment Agreement”). A copy of the Extension Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Extension Letter extended the term of Mr. Post’s employment with the Company under the Post Employment Agreement until April 27, 2007 unless such term is earlier terminated on a monthly anniversary date by the Company or Mr. Post upon 30 or 60 days’ prior written notice, respectively.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Document

10.1	Extension Letter dated February 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Autobytel Inc.

By:	/s/ ARIEL AMIR
Ariel Amir, Executive Vice President
and Chief Legal and Administrative Officer

Date: March 3, 2006

INDEX OF EXHIBITS

Exhibit No.	Description of Document

10.1	Extension Letter dated February 27, 2006